Exhibit 10.26.17+

AMENDMENT NO. 17
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 17 (“Amendment”), effective as of January 1, 2015 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (formerly known as TeleNav, Inc.) (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties wish to amend the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	In Attachment V, delete Section 2a (from Amendment No. 4) in its entirety and replace with the following:

“2a. Maintenance and Support Fees. As of the Amendment No. 17 Effective Date and upon Ford request, Telenav will offer Ford standard yearly maintenance and support for the Developed Software and Licensed Software per supported region at a fee to be [*****] by the parties. The provisioning of such maintenance and support will be covered by the existing change request process under the Agreement.”

2.	In Attachment V, in Section 2b, delete the following matrix:

Region	Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

And replace with the following matrix:

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 1 of 16

Exhibit 10.26.17+

Region	Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

3.	In Attachment V, in Section 2b, delete the following matrix:

Region	Post-Initial Term Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

And replace with the following matrix:

Region	Post-Initial Term Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 2 of 16

Exhibit 10.26.17+

4.
In Attachment V, in Section 2b, delete “The map compilation and integration services fees above are based on the Specifications existing as of the Amendment Effective Date” with “The map compilation and integration services fees above are based on the Specifications existing as of the Amendment No. 17 Effective Date”.

5.	In Attachment V, after Section 2c, under the heading “[*****]”, delete the following matrix:

“[*****] NRE Fees

[*****]	[*****]	[*****]
		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
“
And replace with the following matrix:

“[*****] NRE Fees + [*****] as of [*****]

[*****]
[*****]	[*****]	[*****]
		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
“

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 3 of 16

Exhibit 10.26.17+

6.	In Attachment V, in Section 2e, delete the following matrix:

Region	Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

And replace with the following matrix:

Region	Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

7.	In Attachment V, in Section 2e, delete the following matrix:

Region	Post-Initial Term Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 4 of 16

Exhibit 10.26.17+

And replace with the following matrix:

Region	Post-Initial Term Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

8.
In Attachment V, in Section 2e, delete “The map compilation and integration services fees above are based on the Specifications existing as of the Amendment Effective Date” with “The map compilation and integration services fees above are based on the Specifications existing as of the Amendment No. 17 Effective Date”.

9.	In Attachment V, Section 3, delete all of the following text:

“For Gen 2:
The mapping content, points of interest, and other associated fees (together referred to as 'Content Fees') as detailed in the table below will be paid to Telenav per license in addition to the License Fee in Section 1. Furthermore, the Content Fees for [*****] will be priced separately and mutually agreed upon by the parties.

Gen 2 Content Fees: (Assumes [*****] agreed by [*****] and [*****].)
[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 5 of 16

Exhibit 10.26.17+

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]		[*****]
[*****]		[*****]
[*****]		[*****]
[*****]		[*****]

[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 6 of 16

Exhibit 10.26.17+

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
“

And replace with the following text:

“For Gen 2:
The mapping content, points of interest, and other associated fees (together referred to as 'Content Fees') as detailed in the table below will be paid to Telenav per license in addition to the License Fee in Section 1. Furthermore, the Content Fees for [*****] will be priced separately and mutually agreed upon by the parties.

Gen 2 Content Fees: (Assumes [*****] agreed by [*****] and [*****].)
[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 7 of 16

Exhibit 10.26.17+

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
*does not include [*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]		[*****]
[*****]		[*****]
[*****]		[*****]
[*****]		[*****]
*does not include [*****]

[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
“

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 8 of 16

Exhibit 10.26.17+

10.	In Attachment V, Section 3, delete all of the following text:

“[*****]:
The mapping content, points of interest, and other associated fees (together referred to as 'Content Fees') as detailed in the table below will be paid to Telenav per license in addition to the License Fee in Section 1. Furthermore, the Content Fees for [*****] will be priced separately and mutually agreed upon by the parties.

•	Ford shall report to Telenav which vehicles have been sent [*****] to determine which maps have been [*****]. [*****] map data must be locked out or deleted once [*****] has been [*****].

All [*****] includes the [*****]:

•	[*****]
Use of [*****] and [*****]:

•	[*****]. No other function will be permitted

For each of the [*****]:

1.	Ford may request to add [*****] for a fee of [*****]; and

2.	Telenav will provide Ford a [*****] for Content Fees [*****] after the [*****] for a [*****].

[*****] Content Fees:
[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 9 of 16

Exhibit 10.26.17+

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 10 of 16

Exhibit 10.26.17+

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

•	[*****] assume carry over [*****]. Pricing and content as defined by [*****] has not been created by [*****].”

And replace with the following text:

“[*****]:
The mapping content, points of interest, and other associated fees (together referred to as 'Content Fees') as detailed in the table below will be paid to Telenav per license in addition to the License Fee in Section 1. Furthermore, the Content Fees for [*****] will be priced separately and mutually agreed upon by the parties.

•	Ford shall report to Telenav which vehicles have been [*****] to determine which maps have been [*****]. [*****] map data must be locked out or deleted once [*****] has been [*****].

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 11 of 16

Exhibit 10.26.17+

All [*****] includes the [*****]:

•	[*****]
Use of [*****] and [*****]:

•	[*****]. No other function will be permitted

For each of the [*****]:

1.	Telenav will provide Ford a [*****] for Content Fees [*****] after the [*****] for a [*****] for [*****] and [*****]. This applies to the [*****]:

a.	[*****]
[*****] Content Fees:
[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]	[*****]
	[*****]			[*****]			[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 12 of 16

Exhibit 10.26.17+

[*****]	[*****]
	[*****]			[*****]			[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]	[*****]
	[*****]			[*****]			[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]	[*****]
	[*****]			[*****]			[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 13 of 16

Exhibit 10.26.17+

[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]	[*****]
	[*****]			[*****]			[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

•	[*****] assume carry over [*****]. Pricing and content as defined by [*****] has not been created by [*****].”

11.	In Attachment V, delete Section 5b2 (from Amendment No. 6) in its entirety and replace with the following: “For the period starting from [*****] to [*****], the fees shall be paid [*****]”.

12.	To account for the replacement of the [*****] (for [*****]) with [*****] (for [*****]), the following changes will be made in Attachment XI (from Amendment No. 16):

[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 14 of 16

Exhibit 10.26.17+

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 15 of 16

Exhibit 10.26.17+

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Software Buyer Date: 3-19-2015	TELENAV, INC. By: /s/ Michael W. Strambi (Signature) Name: Michael W. Strambi (Printed Name) Title: CFO Date: March 19, 2015

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

03/18/15    Pg. 16 of 16